                                                                    Exhibit 10.1

CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         MANUFACTURING LICENSE AGREEMENT

THIS AGREEMENT DATED THIS           DAY OF           1999 IS MADE

BETWEEN:

HIMACHAL FUTURISTIC COMMUNICATIONS LTD, a company incorporated under the Companies Act, 1956, having its principal office at No. 8, Commercial Complex Masjid Moth, Greater Kailash II, New Delhi 110048, India (hereinafter referred to as "HFCL"), which expression shall unless repugnant to the context or meaning hereof, mean and include its successors and permitted assigns of the one Part;

AND

UTSTARCOM, INC. a company established under laws of Delaware in the United States of America, having its principal office at 1275 Harbor Bay Parkway, Suite 100, Alameda, California 94502, USA (hereinafter referred to as "UTStarcom"), which expression shall unless repugnant to the context or meaning hereof, mean and include its successors and permitted assigns of the other Part.

HFCL and UTStarcom are hereinafter collectively referred to as the "Parties", and individually as a "Party".

WHEREAS:

A. UTStarcom designs, develops, manufactures, markets and sells digital loop carriers, including the Product, (hereinafter defined);

B. HFCL is in the business of manufacturing and supplying telecommunications equipment and wishes to manufacture and distribute the Product;

C. HFCL wishes to offer the Product as part of its bid in response to a tender which the Department of Telecommunications (the "DOT") has issued for Tender No. [*] dated 9th July 1999 for the supply of [*] (the "Tender").

D. HFCL wishes to obtain from UTStarcom a license to manufacture and sell the Product in India to DOT pursuant to the award by DOT to HFCL of the Tender;

E. UTStarcom is willing to license to HFCL the right to manufacture the Product in India for sale in India to DOT pursuant to the award by DOT to HFCL of the Tender;

F. HFCL has explained to UTStarcom the need to manufacture the Product [*] in order to be competitive; and

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

G. The Parties intend that with respect to manufacturing the Product [*] HFCL will require to obtain components and material from local sources and other direct sources wherever possible.

For valuable consideration, including the mutual promises contained in this Agreement, the Parties agree to the following terms and conditions:

1.   DEFINITIONS

Unless the context otherwise requires, the following expressions shall have the following respective meanings, and terms defined in the text of this Agreement shall have the meanings respectively indicated:

1.1. "AGREEMENT" shall mean this Agreement between HFCL and UTStarcom including any and all appendices attached to this Agreement.

1.2. "EFFECTIVE DATE" mean the later of:

     (A) the date of this Agreement, and

     (B) the date on which all consents, licenses, permits and approvals of any relevant governmental or non-governmental agency or body necessary or recommended by counsel to consummate the transactions contemplated in this Agreement have been obtained, released or issued, as the case may be.

1.3. "IMPROVEMENTS" means:

     (a) all information, of a nature similar to the Technical Information, that UTStarcom acquires or puts into use during the term of this Agreement for purposes of manufacturing the Product ("UTStarcom Improvements"); and

     (b) all information of a nature similar to the Technical Information that HFCL devises or develops in connection with or for purposes of manufacturing the Product including improvements in terms of Section 6.8 below ("HFCL Improvements").

1.4. "PRODUCT" means the [*] as more fully described in Exhibit A.

1.5. "TECHNICAL INFORMATION" means such designs, drawings, specifications and other information that UTStarcom uses for the purposes of manufacturing the Product, including written documentation and unwritten know-how used by UTStarcom in the assembly, manufacture, testing, sale, use and maintenance of the Product, as more fully described in Exhibit B.

1.6. "TERRITORY" shall mean [*].

2.   TECHNICAL INFORMATION

2.1. UTStarcom shall, on a time scale mutually agreed by the Parties and commensurate with the reasonable requirements of HFCL in that behalf, within [*] of signing this agreement, begin to supply to HFCL such Technical Information as is reasonable in the opinion of UTStarcom necessary to enable HFCL to assemble the Product at HFCL's plant(s)

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential
in the Territory. Both HFCL and UTStarcom will work together to complete the transfer of Technical Information in a timely manner.

2.2. UTStarcom shall not be obliged to make any alterations to any document, extract or copy which it supplies hereunder as part of the Technical Information or in relation to any UTStarcom Improvement.

2.3. HFCL shall use the Technical Information, know-how and UTStarcom Improvements only for the manufacture of the Product and only pursuant to award of the Tender to HFCL by DOT, at the manufacturing plant of HFCL in the Territory and shall not use any Technical Information, know-how or UTStarcom Improvements in any manner or for any other purpose not expressly authorized by this Agreement. HFCL shall not part with or dispose of, whether by sale, transfer, gift or other disposition, any Technical Information, know-how or UTStarcom Improvements except as expressly and previously permitted by UTStarcom in writing.

2.4. In the event that [*] deficiency, inaccuracy, error or other defect shall [*] become apparent in any Technical Information so supplied by UTStarcom, UTStarcom shall, upon receiving a written request from HFCL, promptly use all reasonable endeavors to make and supply the appropriate corrections.

2.5. If, within [*].

     (a) of executing this Agreement; the DOT has not awarded HFCL the contract to supply products pursuant to the Tender; and

     (b) from the date of being awarded the contract to supply products pursuant to the Tender, HFCL does not commence the manufacturing of the Product;

then UTStarcom shall have the right to deem this Agreement terminated, effective upon UTStarcom giving written notice to HFCL. Upon receiving such notice, HFCL shall, in addition to its obligations and liabilities under Sections 12.3, 12.4 and 12.6 of this Agreement and its obligation to pay the technology license fee in accordance with the terms of this Agreement, cease using and shall have no right to use any of the Technical Information, know-how and UTStarcom Improvements.

2.6. Notwithstanding Section 2.5(b), UTStarcom may in its absolute discretion allow HFCL a reasonable extension to commence manufacturing the Product of up to [*] term if the failure to start manufacturing the Product arises from a force majeure or is substantially caused by UTStarcom's failure to provide the Technical Information in a timely manner, unless such failure on the part of UTStarcom is attributable to an act or omission of HFCL or is directly caused by any reason substantially attributable to the DOT.

2.7. The Parties acknowledge that except as specifically licensed to HFCL under this Agreement, UTStarcom owns or has licenses to, to the exclusion of HFCL, all rights, title and interest in the Technical Information, UTStarcom Improvements and the Product, as they exist now and as they may exist in the future, and in all related know-how and all software that may be provided by UTStarcom as part of or in connection with the Technical Information, know how or UTStarcom Improvements for the manufacture of the Product. HFCL warrants that its use of any of the Technical Information, know-how or UTStarcom Improvements for manufacture of the Product shall not directly or indirectly create in or for HFCL any right, title or interest in such Technical Information, know-how or UTStarcom Improvements, except as expressly specified in this Agreement.

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

3. IMPROVEMENTS.

3.1. For [*] after the Effective Date, subject to grant of appropriate export licenses in the United Stated of America, UTStarcom shall supply HFCL with Technical Information relating to UTStarcom Improvements that are actually incorporated by UTStarcom into the Product. Upon request and at the expense of HFCL, UTStarcom shall furnish engineering personnel to provide the know-how to allow HFCL to obtain the benefits of the UTStarcom Improvements, upon terms and conditions to be mutually agreed to in writing. All information contained in UTStarcom Improvements, including the related know-how, when provided pursuant to such mutual agreement, shall become a part of the Technical Information.

3.2. Section 3.1 does not apply to [*] products or to [*] options, or [*] redesigns, modifications, enhancements or refinements to or for the Product.

4.   TECHNICAL ASSISTANCE; QUALITY CONTROL; VISITS

4.1. UTStarcom shall, at HFCL's request and prepayment of all applicable charges and expenses [*] and subject to the availability of UTStarcom personnel, take all reasonable steps to arrange for UTStarcom engineers and technicians, as appropriate, to work at the plant in India where HFCL will manufacture the Product, to establish and bring into operation the manufacturing processes of the Product and to train HFCL personnel, as may be required by HFCL in connection with the execution of the Tender. UTStarcom shall determine in its sole discretion the number, identity and level of expertise of the personnel required to provide technical assistance to HFCL, and HFCL shall obtain all necessary prior approvals, including all immigration permits and authorizations, from the Government of India for UTStarcom engineers and technicians to visit the plant and shall pay UTStarcom in accordance with UTStarcom's standard charges then in effect for such services.

4.2. For the purpose of familiarizing HFCL's staff with the methods used by UTStarcom in relation to the manufacture of the Product, HFCL shall be entitled during the first one year of this Agreement, on request, but in each case at a time reasonably convenient to UTStarcom, and subject to payment of UTStarcom's standard charges then in effect for such services, to send suitably qualified employees of HFCL, not exceeding two in number, to UTStarcom's facilities for visits not exceeding in the aggregate 30 man days per annum. HFCL shall be responsible for all such employees [*] in connection therewith. HFCL shall indemnify UTStarcom from all damages, losses, claims and expenses of any nature whatsoever arising from any deliberate act or omission of HFCL's personnel while with UTStarcom for the purpose of such training. Additionally, HFCL shall cause all such personnel to execute and abide by any and all confidentiality agreements and other requirements that UTStarcom may reasonably request.

4.3. All information communicated by UTStarcom to HFCL pursuant to Sections 4.1 and 4.2 shall constitute Technical Information of UTStarcom and HFCL shall keep all such information confidential as is required by Article 5, whether or not elsewhere described and whether or not summarized in writing and given by UTStarcom to HFCL.

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

4.4. HFCL shall procure all necessary approvals, licenses, no objection certificates, sanctions, permits, permissions, waivers, certificates, consents, and other such items from the concerned governmental authorities as are required under law or reasonably recommended by UTStarcom's counsel, including as may be required under the Environmental Protection Act, Factories Act and other such laws, to enable HFCL to manufacture the Product in accordance with this Agreement. In manufacturing the Product, HFCL shall observe all applicable laws in the Territory with respect to manufacturing, labeling and installation of the Product.

4.5. UTStarcom shall have the right, at its own cost and on reasonable prior notice to HFCL, to inspect HFCL's premises and the premises of any of HFCL's permitted sub-contractors from time to time engaged in assembling or testing of the Product or any parts or components of the Product, for purposes of reviewing the quality of the HFCL's manufacturing process and of the end product. If at any time UTStarcom determines that HFCL's process or the end product does not conform to UTStarcom's requirements, it shall so inform HFCL. Upon receiving notice of such non-conformance, HFCL shall take all steps required to cause its processes and the end products to conform to UTStarcom's requirements and provide a written undertaking to UTStarcom of such compliance.

4.6. HFCL undertakes to conform to UTStarcom's quality standards. In order to ensure HFCL's compliance with UTStarcom's quality standards, qualitative specifications, descriptions and directions specified by UTStarcom from time to time, in relation to the manufacture of the Product. HFCL undertakes to manufacture the Product in accordance with the Technical Information provided, the applicable laws of the Territory and as per standards and procedures that are equivalent to that maintained by UTStarcom in its own manufacture of the Product. HFCL shall make no change or alteration in the Product manufactured without the prior written consent of UTStarcom. UTStarcom reserves the right to access into and inspect the premises of HFCL and of any subcontractors in order to ascertain that the quality of the Product meets UTStarcom's quality standards. Upon request of UTStarcom or UTStarcom's designated agents, HFCL shall furnish UTStarcom with information and copies of documents necessary for UTStarcom to give UTStarcom assurance that the Product is manufactured using the Technical Information and know-how in accordance with this Agreement and in compliance with applicable laws.

4.7. HFCL shall implement such information or regulations as UTStarcom consider necessary to ensure conformity to UTStarcom's quality standards and to impose corrective actions as deemed necessary.

5.   CONFIDENTIALITY

5.1. UTStarcom discloses the Technical Information, know-how and UTStarcom Improvements (in this Article collectively referred to as "Confidential Information") to HFCL pursuant to this Agreement solely on a confidential basis, conditioned upon HFCL not disclosing any portion of the Confidential Information to any third party, except to the extent such Confidential Information is needed by customers of HFCL for use, maintenance or repair of the Product. Disclosure of any Confidential Information to any officer, director, consultant or employee of HFCL for the manufacture of the Product will be on "as needed basis" subject to the execution of a non-disclosure agreement with every such person. HFCL shall Use the Confidential Information only for the assembly, manufacture, testing, repair, marketing, sale and

                         HFCL and UTStarcom Confidential
use of the Product strictly in accordance with the terms of this Agreement and for no other purpose.

5.2. HFCL undertakes that it will keep the Confidential Information communicated to it by UTStarcom confidential.

5.3.

The obligations of HFCL with respect to the Confidential Information shall not apply to any information which,

         (a) is already in HFCL's possession at the date of first communication by UTStarcom and HFCL can reasonably demonstrate that it was in its rightful possession at the date of first communication by UTStarcom;

         (b) is now or, in the future becomes public knowledge otherwise than by reason of any breach of this Agreement by HFCL; or

         (c) is received by HFCL from any other person in good faith, and who has no restriction with respect to disclosing such Confidential Information.

5.4. All documents and extracts comprising or containing Technical Information and Improvements, including the copyright therein (under the common law of the United States or otherwise), shall be and remain the property of UTStarcom, and HFCL shall not in any way reproduce such material.

5.5. The provision of confidentiality shall remain into force for a period of [*] after expiration or termination of this Agreement.

5.6. HFCL understands that disclosure of the Confidential Information may irreparably harm UTStarcom. In the event of breach or threatened breach of obligations pertaining to Confidential Information, UTStarcom shall be entitled to seek injunctive relief and any other remedy available at law or equity.

6.   LICENSES

In consideration of the performance of the Parties respective obligations herein

6.1. UTStarcom hereby grants to HFCL a [*] license to use the Technical Information to assemble, manufacture, and test the Product in the Territory to DOT only sufficient to fulfill the requirements of the Tender.

6.2. UTStarcom hereby grants to HFCL the [*] license to use, sell, lease, install, maintain and repair the Product in the Territory to DOT only sufficient to fulfill the requirements of the Tender.

6.3. UTStarcom hereby grants to HFCL the license to assemble, manufacture, test, use, sell, lease, install, maintain and repair, in accordance with Sections 6.1 and 6.2, the Product under the Patents owned or controlled by UTStarcom and under which the UTStarcom has the right to grant such a license.

6.4. UTStarcom hereby grants to HFCL the license to print, copy and distribute User Documentation in paper, electronic or CDROM media in the Territory to DOT only sufficient to fulfill the requirements of the Tender.

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

6.5. To the extent any of the licenses described in Sections 6.1, 6.2 or 6.3 include software of any nature, the right granted with respect to such software shall be a non-exclusive license solely with respect to the object code of such software to sublicense such software only to DOT and only sufficient to fulfill the requirements of the Tender for use with the Product in the Territory. In granting this license to HFCL, UTStarcom does not in any way grant any ownership interest in software referred to in Section 6.4 and does not grant any interest to utilize, discover or in any way obtain the source code or any human perceivable version of any such software. UTStarcom reserves all rights not expressly granted under this Agreement by UTStarcom to HFCL.

6.6. The license and rights granted as above in Sections 6.1, 6.2 and 6.3 shall at all times be subject to the terms and conditions of this Agreement, shall be limited to the sole extent required for the purpose for which they are granted and shall remain in effect only as long as HFCL fully complies with the terms and conditions of this Agreement.

6.7. Nothing in this Agreement or related to the relationship described in this Agreement shall in any way restrict UTStarcom from manufacturing, marketing, distributing or selling or granting to any one else the right to manufacture, maintain or sell, the Product in India or in any other country, whether or not the product of any such other person shall come to be manufactured, sold or used in India.

6.8. HFCL shall not, and shall require and ensure that DOT does not, reverse compile, reverse engineer, reverse assemble or otherwise attempt in any way to obtain or create any source code or other humanly perceivable version of the software. HFCL shall require its customers to enter into such sublicenses with its customers which shall include, among other things, provisions to safeguard and keep secret UTStarcom's know-how, Technical Information and all software and which shall contain such of the terms and conditions as may be agreed from time to time by UTStarcom and HFCL. In addition, HFCL shall supply or include UTStarcom's intellectual property notices in all copies made of all of UTStarcom supplied software. HFCL shall at all times remain fully responsible and jointly and severally liable under this Agreement with respect to every breach of any term of any sublicense granted to any HFCL customer and shall hold UTStarcom harmless and indemnified for every such breach or violation.

6.9. HFCL shall inform UTStarcom immediately upon the creation of any perceived or actual modification, improvement or other change to the Product or to the Technical Information conceived, developed, modeled or in any way worked on by HFCL or any agent, representative, contractor or employee of HFCL (an "HFCL Improvement").

6.10. HFCL hereby assigns, transfers and coveys to UTStarcom all rights, title and interest in every HFCL Improvement, and UTStarcom hereby grants to HFCL, and HFCL accepts, a license, identical in terms to the license that UTStarcom grants to HFCL pursuant to this Agreement with respect to the Technical Information, to all HFCL Improvements. HFCL shall take all such further acts and execute and deliver to UTStarcom all such instruments as may be required, or reasonably recommended by counsel, to perfect, register or enforce UTStarcom's ownership of the rights conveyed under this Section 6.9 or to carry out the intent and purpose of this Agreement.

6.11. Except as specifically permitted by this Agreement or in writing signed by UTStarcom, HFCL shall not, and shall not have the right to, utilize sub-contractors for the purposes of assembling or testing the Product.

                         HFCL and UTStarcom Confidential

6.12. This Agreement does not grant any right to HFCL, and HFCL shall have no right, interest or title to use the trademark "UTStarcom" or any other trademark, trade name, design or logo of UTStarcom, except that HFCL may use the printed and unstylized name, "UTStarcom, Inc." for the limited use required by
Section 6.12. Furthermore, HFCL shall not use any trademark, trade name, design or logo that may be confusingly similar to any of the trademarks, trade names, designs or logos of UTStarcom, nor shall HFCL take any action that would in any way be detrimental to UTStarcom's rights and ownership in such trademarks, trade names, designs and logos.

6.13. HFCL shall include written notices in all advertising literature, sales brochures and the like, as well as on the Product, to the affect that the Product "is manufactured under license from UTStarcom, Inc.".

7.   CONSIDERATION.

7.1. HFCL shall purchase from UTStarcom all application specific integrated circuits, (ASIC) or field programmable gate arrays (FPGAs) that HFCL incorporates into a Product, in accordance with the pricing in Exhibit "A" and terms of Exhibit "C."

7.2. HFCL shall obtain from UTStarcom a [*] license to utilize the network management system software (the "NMS") for every Product manufactured by HFCL, in accordance with the pricing in Exhibit "A" and terms of Exhibit "D". It is expressly agreed that HFCL will not, [*].

7.3. HFCL shall be responsible for applying for and obtaining all approvals required for remitting to UTStarcom all payments to be made under this Agreement, including Reserve Bank of India approval, if required. HFCL shall use all reasonable diligence and expediency to obtain all required approvals for remitting to UTStarcom all payments to be made under this Agreement. If HFCL is unable to obtain any required approval including Reserve Bank of India for remitting payments to UTStarcom in terms of this Agreement or if such approval is not forthcoming within [*] of HFCL being awarded the Tender by DOT, then this Agreement shall terminate in terms of Section 12.2(f) and the provisions of Sections 12.3, 12.4 and 12.7 shall apply.

7.4. Within [*] of the end of each [*] during the term of this Agreement and thereafter for as long as permitted by the Reserve Bank of India or any other regulatory authority of India, HFCL shall deliver to UTStarcom a statement of accounting for all Product sales.

7.5. HFCL shall make all payments under this Agreement [*] to UTStarcom for any reimbursement, contribution or indemnity. Notwithstanding its obligations pursuant to the prior sentence, if any income or other similar tax is levied by the Government of India upon:

         (A) any fee or other amount to be paid by HFCL to UTStarcom; or

         (B) UTStarcom with respect to any such fee or other amount, or if any tax is required by the Government of India to be paid by UTStarcom or withheld by anyone paying to UTStarcom, whether as the result of any payment under this Agreement or any characterization by the Government of India of any payment due under this Agreement,

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential
then, [*].

7.6. HFCL shall indemnify and hold UTStarcom harmless from any liability with respect to any tax, including all taxes levied on this Agreement, duties, levies or other fees of any kind whatsoever, which become payable as a consequence of this Agreement, inside the Territory.

7.7. UTStarcom shall be responsible for taxes on its net income arising in the United States as a result of its providing the Technical Information and assistance in connection with this Agreement.

7.8. The Parties acknowledge that all payments set forth in this Agreement are not based entirely upon the trade secret nature of the Technical Information or the anticipation of patent protection, but also reflect the value of [*].

7.9. All payments from HFCL to UTStarcom shall be in [*].

7.10. HFCL shall keep and maintain all appropriate records including records of every Product manufactured in such form and manner that all payments payable under this Agreement to UTStarcom may be readily and accurately determined. Such records shall include, without limitation, all information necessary for HFCL's auditors to prepare the reports provided for in this section. At all times during and for [*] after the termination of this Agreement, UTStarcom shall have the right, [*] to retain independent auditors to review HFCL's records with respect to every Product manufactured to verify the accuracy of the statements provided and amounts paid pursuant to this Article 7. If the auditors find an overpayment or an underpayment, the difference shall be accounted for in the subsequent statement of accounting and payment. If the auditors determine that HFCL has not maintained sufficiently appropriate records to conduct a determinative audit, HFCL shall, in addition to payment of the underpaid amount, become immediately obligated to pay UTStarcom [*] of the amount, which the auditors, in their best judgment, determine is the likely amount that HFCL owes to UTStarcom for all of the periods in question. If the auditor's review verifies an underpayment in excess of [*] of the amount payable for any [*] period under review, or if the auditors determine that HFCL has not maintained sufficiently appropriate records, HFCL shall pay [*].

8.   COLLATERAL SUPPLIES.

To the extent necessary to support HFCL in its manufacturing activity, UTStarcom undertakes, subject to UTStarcom's availability and the parties' agreement on terms, reasonably to supply HFCL with assembly, and testing tools, equipment and parts, as the parties determine separately in writing. Except as may be expressly provided in such other written agreement [*].

9.   NOVATION; ASSIGNMENT.

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

This Agreement is personal to HFCL and HFCL shall not have any right to dispose in any way, by lease, transfer, novation or assignment, partially or totally, any license granted to it under this Agreement, to any third person, in form of a sub-license or any other form, unless previously authorized in writing by UTStarcom. Any attempted assignment or delegation in violation of this Article 9 shall be void.

10. PATENTS MARKING.

10.1. UTStarcom shall not be liable to indemnify HFCL against any loss sustained by it as the result of any claim made, or any action brought by, any third party for infringement of any letters, patent, registered design, or like instrument of privilege by reason of the manufacture, assembly, use or sale by HFCL of the Product using the Technical Information, the Improvements or any other information supplied or to be supplied to HFCL pursuant to this Agreement. If any such claim is brought against HFCL, UTStarcom shall take all reasonable steps to provide HFCL with copies of UTStarcom's documentation to assist HFCL in defending itself under such claim. UTStarcom confirms that all intellectual property rights for proprietary software developed by UTStarcom is held by UTStarcom, except to the extent licensed such as pursuant to this Agreement.

10.2. UTStarcom shall not be bound to take legal proceedings against any third party in respect of any infringement of letters, patent, registered design or like instrument of privilege which may now or at any future time be owned by it.

10.3. HFCL shall indemnify and hold UTStarcom, its shareholders, directors, officers, employees, agents and affiliated companies harmless from and against all losses, costs, expenses and damages, including reasonable attorneys' fees, resulting from or in connection with any breach by HFCL of this Agreement or any claim by third persons resulting from or in connection with HFCL's assembly, manufacture, marketing, sale or use of any Product, to the extent such third party claim does not arise from any design, act or omission directly attributable to UTStarcom, subject to UTStarcom having notified HFCL promptly in writing of any such claim, tendered to HFCL the defense or settlement of any such claim at HFCL's expense, and cooperated with HFCL, at HFCL's expense, in defending or settling such claim.

10.4. HFCL shall defend, indemnify and hold UTStarcom harmless from and against all claims, causes of action, lawsuits, loss, expenses, obligations, damages, and liability, including costs of defense and reasonable attorney's fees, whether in contract or tort, including negligence and strict liability, as a result of property damage, personal injuries or death of any persons arising out of, or proximately caused by, in whole or in part, any action or inaction by HFCL or any defect, including any design defect, attributable, to or involving the manufacture, use, lease or sale of any Product.

10.5. HFCL shall reproduce in all copies that it makes or causes to be made of any aspect of the Product all patent, copyright and proprietary notices included by UTStarcom on any publication, software and firmware provided in connection with this Agreement so as to continue to maintain UTStarcom's rights therein. If instructed in writing by UTStarcom, HFCL shall modify such notices in order to comply with all applicable laws.

11. GOVERNING LAW AND ARBITRATION.

                         HFCL and UTStarcom Confidential

11.1. This Agreement shall be governed by and interpreted and construed in accordance with the laws of India. Each Party consents to the non-exclusive personal jurisdiction of the courts of India. The Parties specifically exclude the application of the United Nations Convention on the International Sale of Goods.

11.2. The Parties shall seek to resolve all disputes arising out of or in connection with this Agreement, including the construction, validity, performance or breach of this Agreement, without resorting to litigation or arbitration. Prior to either Party utilizing the remedies detailed in Section 11.4, it shall first notify the other Party that the notifying Party wishes to resolve a dispute, controversy or claim that it has with the other Party arising out of or connected to this Agreement (a "Dispute"). As soon as practical and no later than one week after the other Party receives a notice of Dispute, each Party shall appoint a dispute representative ("Dispute Representative") who shall contact the other Party toward seeking a resolution to the Dispute.

11.3. All discussions, correspondence and negotiations between the Parties pursuant to their seeking a resolution in accordance with Section 11.1 shall be exempt from discovery and production, and shall not be admissible in any litigation or arbitration with respect to the Dispute, without the written consent of both Parties. Documents identified in or provided with such communication, which are not prepared for purposes of the Dispute resolution in accordance with Section 11.2 shall not be so exempted and may, if otherwise admissible, be admitted in evidence in any such arbitration or litigation.

11.4. If the negotiations taken place pursuant to Section 11.2 do not resolve the Dispute within 60 days of the other Party's receipt of the notice of Dispute, either Party may submit the Dispute to binding arbitration to be held in London, England pursuant to the Rules of Conciliation and Arbitration of the International Chamber of Commerce (the "ICC") in accordance with the laws of England, modified as follows:

         (a) All proceedings, filings and submissions shall be made solely in English, the matter shall be heard before a single arbitrator who must be selected by the mutual consent of both Parties, failing which by the ICC within 60 days of submission of the respondent's answer to the demand for arbitration, and the arbitrator shall be an attorney experienced in international commercial transactions and trained in the common law system.

         (b) Each Party shall be entitled to pre-hearing depositions of not more than three percipient witnesses.

         (c) Each Party shall identify all witnesses, including experts, and produce copies of all documents to be used at the hearing at least 90 days prior to the hearing.

         (d) All experts identified under Section 11.4 (c) shall be subject to deposition by the opposing party at any time prior to the discovery cut-off in
Section 11.4 (e).

         (e) All discovery must be completed at least 30 days prior to the hearing.

         (f) The hearing on the matter shall occur within 180 days after selection of the arbitrator.

         (g) The arbitrator's decision shall be in accordance with the law of England, except that punitive or exemplary damages shall not be awarded.

         (h) The arbitrator shall be deemed instructed by this Agreement and the Parties to issue a written decision within 60 days after completion of the hearing.

                         HFCL and UTStarcom Confidential

         (I) The arbitrator may award costs and expenses, including reasonable legal fees, to the prevailing Party.

         (J) Notwithstanding the foregoing procedures in this Section 11.4, the Parties may modify these procedures by written agreement.

11.5. Notwithstanding the provisions set forth above in this Article 11, UTStarcom may initiate litigation for the purpose of seeking an injunction or other relief, or other equitable relief in order to seek enforcement of any equitable remedy referred to in Section 5.6.

11.6. The Parties shall continue to perform the Agreement during the arbitration proceedings, and neither Party shall withhold any payment due or otherwise payable under this Agreement unless any such payment is, or forms a part of, the subject matter of the arbitration proceeding.

11.7. The Parties shall consent to such extension of time as may be necessary for the arbitrators to make their award.

12. TERM AND TERMINATION.

12.1. Subject to the following provisions of this Article, this Agreement and the rights and licenses hereby granted or agreed to, shall continue in force for [*].

12.2. Without affecting UTStarcom's rights pursuant to Section 2.5, in the event that HFCL shall at any time during the term of this Agreement:

         (A) be in breach of any of its obligations under this Agreement, including the obligations to purchase the Chips and the NMS in terms of Section
7.1 and 7.2, where such breach is irremediable or, if capable of remedy, is not remedied within [*] of notice from UTStarcom requiring its remedy;

         (B) be or become bankrupt or insolvent, unable to pay its debts as they fall due;

         (C) admit in writing that it is unable to pay its debts, make any composition with its creditors, have a receiver or manager appointed for the whole or any part of its undertaking or assets or, otherwise than as a solvent company for the purpose of and followed by an amalgamation or reconstruction where-under its successor shall be bound by its obligations hereunder, commence to be wound up or undergo any analogous act or proceeding under the laws of the state in which it is registered;

         (D) be acquired or otherwise come under the direct or indirect control of a person or persons other than those controlling it as of the Effective Date,

         (E) fail to receive required approvals for remitting payments to UTStarcom in terms of this Agreement or if such approval is not forthcoming within [*] of HFCL being awarded the Tender by DOT or failure to make any payment to UTStarcom as and when due pursuant to this Agreement including payments under Article 7, provided that UTStarcom will give [*] notice to HFCL of any payment due to UTStarcom, which has not been paid.

         (F) terminate this Agreement for any reason other than the expiration of this Agreement [*] if the term of this Agreement has not been previously extended by mutual written agreement, subject to any required regulatory approvals,

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential
then, and in any such event, UTStarcom may forthwith by notice in writing terminate this Agreement, and thereupon all rights and licenses hereby granted or agreed to be granted by UTStarcom pursuant to this Agreement shall immediately terminate.

12.3. Upon termination, HFCL shall immediately cease manufacturing the Product using the Technical Information, know-how and any Improvement and shall immediately desist from using the Technical Information, know-how and all Improvements for any purpose whatsoever. HFCL shall promptly, on UTStarcom's request and at HFCL's cost, return to UTStarcom or destroy all copies of all documents and extracts comprising or in any way containing any Technical Information, know-how or Improvements. HFCL shall procure a declaration from its board of directors as well as its legal counsel to be delivered to UTStarcom confirming that all Technical Information and Improvements, including all designs, drawings, models, samples, plans, documents, specifications and other information supplied to it by UTStarcom and all copies of such information in HFCL's possession have been destroyed or returned. The Parties expressly agree that UTStarcom shall not be liable or responsible to HFCL or to any third party including the DOT for any claim, damages or cost in any way arising in connection with any termination of this Agreement.

12.4. Upon termination of this Agreement, all rights and obligations granted under or imposed by this Agreement shall immediately cease and terminate except for the rights, duties and obligations which by their nature one would reasonably expect to survive, including the rights and obligations covered in such provisions in this Agreement with respect to payments, the sublicensed use of technology, Confidential Information, trademarks, indemnities, warranties, remedies and limitations of liability, independent contractors, export controls, governing law, arbitration and jurisdiction, assignment, severability, publicity, legal expenses, notices, subject headings, waiver and this Agreement being the entire agreement of the Parties.

12.5. UTStarcom shall not be in breach of this Agreement or liable for any damages, losses or expenses whatsoever which occur as the direct or indirect result of any delay or inability to export the Technical Information, any know-how or any UTStarcom Improvement, or any item hereunder, due to the action or inaction of any United States Government Agency.

12.6. If UTStarcom reasonably determines that HFCL has breached in any way any obligation with respect to the disclosure and use of Confidential Information of UTStarcom, including the Technical Information, know-how and UTStarcom Improvements, UTStarcom shall be immediately entitled to exercise all of its rights under this Agreement and under the law without regard to any notice or waiting period or any other provision of this Agreement. Notwithstanding the prior sentence, UTStarcom shall not terminate this Agreement or any of HFCL's rights to the Technical Information under it unless UTStarcom has first made inquiry upon HFCL with respect to such breach and allowed HFCL 10 days to respond to such inquiry. Any failure by HFCL to respond to UTStarcom's inquiry within 10 days shall constitute sufficient basis for UTStarcom to terminate this Agreement.

12.7. No termination of this Agreement shall prejudice the accrued rights of either Party, and the foregoing remedies are in addition to and shall not affect other remedies available under the governing law of this Agreement.

13. FORCE MAJEURE.

                         HFCL and UTStarcom Confidential

In the event that UTStarcom shall be delayed or impeded in the performance of any of its obligations hereunder by industrial disputes, or by any cause beyond its reasonable control, including but not limited to war, hostilities, disorder, embargoes or export restrictions, acts of God, fire, earthquakes, storm, proclamations, regulation, ordinance or any other analogous events, it shall not be liable to HFCL for any failure to carry out or to observe any of the terms, provisions or conditions of this Agreement and be entitled to such extension of time as may be reasonable in all the circumstances.

14. WAIVER.

Failure by either Party to enforce at any time any of the provisions of this Agreement or any delay in exercising any right, power or remedy under this Agreement shall not be construed as a waiver by such Party of any such provisions nor in any way affect the validity of the Agreement or any part thereof.

15. PUBLICITY.

15.1. Publicity or advertising relating to this Agreement may be released by either of the Parties hereto only with the prior written approval of the other Party.

15.2. HFCL shall state in advertisements and publicity relating to the Product that it is manufactured under license from UTStarcom.

16.      NOTICES; SERVICE.

All notices, requests, reports and communications of any type given or transferred by one party to the other in connection with this Agreement shall be given in writing and shall be deemed effective when delivered to the other Party addressed as provided below:

If to HFCL:                              If to UTStarcom:

Managing Director                        Paul Berkowitz, VP International Sales

HFCL, 8 Commercial Complex,              UTStarcom

Masjid Moth, Greater Kailash - II        33 Wood Ave
                                         Iselin, NJ 08830
New Delhi-110048 India

Fax: +91-11-6217784                      Fax: 732-767-5274

                                         Attention: Paul Berkowitz

Either Party may change the address at which it wishes to receive notices under this article by giving notice to the other Party of the new address.

17. EFFORTS AND QUALITY.

HFCL shall maintain manufacturing standards for the Product to assure that their quality is at least equal to the Product produced by UTStarcom. In order to verify quality of the

                         HFCL and UTStarcom Confidential

Product, HFCL shall permit UTStarcom's representative to inspect and test any assembled Product at HFCL's facilities prior to shipment.

18. WARRANTY; EXCLUSIONS.

18.1. UTStarcom warrants that:

         (a) it has the right to license the Technical Information, the know-how and the UTStarcom Improvements to HFCL as contemplated by this Agreement; and

         (b) the Technical Information, know-how and UTStarcom Improvements furnished to HFCL under this Agreement are substantially equivalent to what UTStarcom uses, as of the Effective Date, to manufacture the Product.

18.2. Except as specifically provided in this Article 18, the Technical Information, know-how and UTStarcom Improvements, including such provided software, are provided to HFCL and licensed on an "AS IS" basis WITHOUT ANY WARRANTY WHATSOEVER, AND THE PARTIES EXPRESSLY EXCLUDE ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE TECHNICAL INFORMATION, KNOW-HOW AND UTSTARCOM IMPROVEMENTS, AS WELL AS ANY PRODUCT, AND THE PARTIES EXCLUDE ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE PARTIES ALSO SPECIFICALLY EXCLUDE ALL WARRANTIES OF NON-INFRINGEMENT WITH RESPECT TO THIRD PARTY RIGHTS.

18.3. Except as otherwise specifically provided for in this Agreement, each Party shall be responsible for any and all liability to all third persons based on claims arising out of such Party's own manufacture, use or sale of any Product or any other product, whether or not in conformity with the Technical Information, know-how or UTStarcom Improvements.

18.4. HFCL warrants that:

         (a) it shall, upon being awarded an advance purchase order with respect to the Tender, undertake all commercially reasonable efforts to manufacture and sell the Product, including having a commercially viable Product within the requirements of the Tender.

         (b) it shall be fully responsible for providing all support, maintenance and repair for all end users of every Product that it manufactures, distributes or sells and shall take all commercially reasonable efforts to ensure that no such end user contacts UTStarcom for any support or other issue with respect to any Product;

         (c) it shall manufacture the Product using only high quality materials and top class workmanship and that the end product will be free from any defect in manufacture, misbranding, merchantable and fit for the intended use. HFCL shall take all reasonable care and skill in manufacturing the Product;

         (d) it has the necessary expertise and staffing capabilities to manufacture the Product and to perform its obligations under this Agreement and that the Product manufactured will conform in all respect with the specifications provided by UTStarcom; and

         (e) it shall give proper consideration and weight to the interests of UTStarcom in all dealings and abide by all roles, regulations, standards methods, procedures and instructions provided to it by UTStarcom.

                         HFCL and UTStarcom Confidential

19. GOVERNMENT APPROVALS.

19.1. This Agreement is subject to the United States export laws and regulations, and HFCL acknowledges that no technical data or other information to be provided pursuant to this Agreement may be exported until UTStarcom has first obtained all necessary and recommended approvals and licenses, including from the United States Government and any other entity or person that may have regulatory or other authority over this Agreement or any activity contemplated pursuant to this Agreement.

19.2. HFCL shall be responsible for obtaining all approvals of the Government of India and the DOT that may be needed or recommended for entering into this Agreement and performing all of the obligations provided for under this Agreement. Specifically HFCL shall be responsible for obtaining all type approvals and all other authorizations, licenses and permits connected in any way to interconnecting or otherwise utilizing the Product in India and with any existing or future telecommunications system. HFCL shall obtain all such authorizations, licenses and permits on behalf of and for the benefit of UTStarcom and shall in no way utilize any such authorization, license or permit or its rights connected to any of them to block or in any way restrict UTStarcom from enjoying, directly or indirectly, the rights and privileges obtained pursuant to any such authorization, license or permit.

20. RELATIONSHIP OF THE PARTIES.

HFCL and UTStarcom are independent contractors. Neither Party nor its employees, consultants, contractors or agents are agents, employees or joint venturers of the other Party, nor do they have any authority to bind the other Party by contract or otherwise to any obligation. Neither Party shall expressly, implicitly, by appearance or otherwise make any representation contrary to the relationship described in this Article 20. The Parties do not intend for this Agreement or any relationship between them to create any aspect of a franchise in any way or manner.

21. LIMITATION OF LIABILITY.

21.1. EXCEPT FOR LIABILITY ARISING IN CONNECTION WITH A BREACH OF THE OBLIGATIONS PROVIDED IN ARTICLE 5 OF THIS AGREEMENT, NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, IN NO CASE SHALL EITHER PARTY, ITS AFFILIATES OR THEIR EMPLOYEES AND AGENTS, BE LIABLE TO THE OTHER PARTY FOR INDIRECT, EXEMPLARY, PUNITIVE, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, OR LOSS OF PROFITS OR CAPITAL REVENUE IN CONNECTION WITH THIS AGREEMENT EVEN IF IT HAS BEEN ADVISED AS TO THE POSSIBILITY OF SUCH DAMAGES. THESE LIMITATIONS APPLY TO ALL CAUSES OF ACTION AND CLAIMS, INCLUDING WITHOUT LIMITATION, BREACH OF CONTRACT, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS. BOTH PARTIES UNDERSTAND AND AGREE THAT THE REMEDIES, EXCLUSIONS AND LIMITATIONS IN THIS AGREEMENT ALLOCATE RISKS BETWEEN THE PARTIES AS ALLOWED BY LAW. THE TERMS AND CONDITIONS IN THIS AGREEMENT REFLECT, AND ARE SET IN RELIANCE UPON, THIS ALLOCATION OF RISKS AND

                         HFCL and UTStarcom Confidential

THE EXCLUSION OF CONSEQUENTIAL DAMAGES AND LIMITATIONS OF LIABILITY SET FORTH IN THIS PARAGRAPH.

21.2. IN NO EVENT SHALL UTSTARCOM'S LIABILITY TO HFCL OR ANY OTHER PARTY ARISING UNDER THIS AGREEMENT OR IN CONNECTION WITH ANY PRODUCT EXCEED THE SUM OF ALL AMOUNTS RECEIVED BY UTSTARCOM FROM HFCL AS OF THE DATE OF THE IMPOSITION OF SUCH LIABILITY OR [*] WHICHEVER IS LESS.

22. SEVERABILITY.

In the event that any one or more provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule, or regulations of any government having jurisdiction over the Parties hereto, such illegibility or unenforceability shall not affect the validity and enforceability of the other provisions of this Agreement, and the parties shall agree upon a modification to this Agreement with respect to such illegal or unenforceable provisions to eliminate such invalidity or unenforceability.

23. NO RIGHTS IN THIRD PARTIES.

This Agreement is made for the benefit of HFCL and UTStarcom and not for the benefit of any third Party individual or entity.

24. HEADINGS AND REFERENCES.

The subject headings of the articles of this Agreement are included for the purpose of convenience only and shall not affect the construction or interpretation of any of its provisions.

25. ENTIRE AGREEMENT.

No modification or addition to this Agreement or its enclosures shall be binding on the two Parties unless specifically agreed upon, in writing, by the Parties themselves. This Agreement contains the entire agreement between the Parties and supersedes all agreements, expressions of interest, communications and other representations, understandings, and agreements, oral or written, between the Parties with respect to the subject matter of this Agreement. For purposes of interpretation and performance hereof, the English language version of this Agreement shall be controlling and binding on the Parties.

26. CONSTRUCTION.

This Agreement has been negotiated by the Parties and their respective counsel and shall be interpreted fairly in accordance with its terms and without any strict construction in favor of or against either Party.

27. LOAN OF EQUIPMENT FOR TYPE APPROVAL

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

UTStarcom is willing to provide, on a loan basis, certain equipment (the "Test Equipment"), the exact specifications of which will be agreed to separately by the Parties, that UTStarcom recommends that HFCL utilize in obtaining type approval for purposes of HFCL being able to sell similar equipment to be manufactured pursuant to this Agreement. UTStarcom shall pay for shipping the Test Equipment to HFCL, and HFCL shall be fully and solely responsible for importing and securing all licenses for using the Test Equipment in India, including paying all duties or obtaining all applicable exemptions from the payment of any duty. HFCL shall take all steps reasonably requested by UTStarcom in order to secure UTStarcom's interest in the Test Equipment and to ensure that at all times UTStarcom is deemed the owner of the Test Equipment. Upon completion of the type approval testing, termination of this Agreement or 15 days after UTStarcom's request, whichever is earliest, HFCL shall cause the Test Equipment to be returned to UTStarcom and shall pay all costs in connection with returning the Test Equipment to UTStarcom, unless the Parties otherwise arrange a mutually agreeable price by which HFCL purchases the Test Equipment from UTStarcom. For all purposes, the Parties exclude all warranties of any nature with respect to the Test Equipment, and it will be provided "AS IS" and without any warranty. All of the disclaimers of warranty applicable to Technical Information shall apply also to the Test Equipment. HFCL shall make no claim for indemnification of any nature against UTStarcom with respect to the Test Equipment for any reason whatsoever. All software included in the Test Equipment shall be treated as if it were software otherwise provided under this Agreement, with all of the same limitations, restrictions and other requirements imposed upon HFCL as with all such other software.

AS WITNESS the hands of the duly authorized representatives of the Parties hereto, effective as of the day and year first written above.

SIGNED FOR AND ON BEHALF OF             SIGNED FOR AND ON BEHALF OF

HIMACHAL FUTURISTIC                     UTSTARCOM, INC.
COMMUNICATIONS LTD.

By:                                     By:
   ------------------------------          -----------------------------------
Name: Dr. R M Kastia                    Name: Paul Berkowitz
Title: Managing Director                Title: VP International Sales

                         HFCL and UTStarcom Confidential

             EXHIBIT "A" PRODUCT ELEMENTS, FPGAS, ASICS, AND PRICING

[*]

                         HFCL and UTStarcom Confidential

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        EXHIBIT "A" PRODUCT ELEMENTS, FPGAS, ASICS, AND PRICING (PAGE 2)


-----------------------------------------------------------------------------------------------------------------------------------
 ITEM   MODULE DESCRIPTION     ASIC         UTS             BASE               QUANTITY     UNIT PRICE     EXTENDED PRICE    NOTES
                                            CODE            PART                 CODE       PER MODULE         ($US)         ($US)
-----------------------------------------------------------------------------------------------------------------------------------
 4     E & M Module 4         UT9630      54450153A0    AT89C51-12JC PLCC44      [*]           [*]              [*]
       ports
                              -----------------------------------------------------------------------------------------------------
                              UT8632      54450154A0    ACTL 1020B PLCC84        [*]           [*]              [*]
                                                                                             Total              [*]
                              -----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 5     E1 Interface, 8        UT8624      54450110A0    ACTEL 1010B PLCC68       [*]           [*]              [*]
       ports
                              -----------------------------------------------------------------------------------------------------
                              UT8621      54450098A0    ACTEL 1020B PLCC84       [*]           [*]              [*]
                              -----------------------------------------------------------------------------------------------------
                              UT8622      54450099A0    A4MX04-FLP84             [*]           [*]              [*]
                              -----------------------------------------------------------------------------------------------------
                              UT9623      54450100A0    AT89C51-12JC PLCC44      [*]           [*]              [*]
                              -----------------------------------------------------------------------------------------------------
                                                                                             Total              [*]
-----------------------------------------------------------------------------------------------------------------------------------
 6     BRA-DCD Interface,     UT9620      54450084A0    AT89C51-12JC PLCC44      [*]           [*]              [*]
       2 ports BRI, 4
       ports DCD
                              -----------------------------------------------------------------------------------------------------
                              UT8611      54450045A0    ACTEL 1010B PLCC68       [*]           [*]              [*]
                              -----------------------------------------------------------------------------------------------------
                              UT8612      54450046A0    ACTEL 1020B PLCC84       [*]           [*]              [*]
                              -----------------------------------------------------------------------------------------------------
                                                                                             Total              [*]
-----------------------------------------------------------------------------------------------------------------------------------
 7     STM-1module,           UT7628      54450158A0    29F10-120JC              [*]           [*]              [*]
       add-drop
       multiplexer,
       2 ports
                              -----------------------------------------------------------------------------------------------------
                              UT8147      54450160A0    EPM7032LC44              [*]           [*]              [*]
                              -----------------------------------------------------------------------------------------------------
                              UT9632      54450159A1    TN87C251SB16             [*]           [*]              [*]
                              -----------------------------------------------------------------------------------------------------
                                                                                             Total
-----------------------------------------------------------------------------------------------------------------------------------
 8     Engineering                                                                                              [*]             [*]
       Orderwire Module
       for STM-1
                              -----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 9     Power supply module                                                                                      [*]
       (upper)
                              -----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                         HFCL and UTStarcom Confidential

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

        EXHIBIT "A" PRODUCT ELEMENTS, FPGAS, ASICS, AND PRICING (PAGE 3)


-----------------------------------------------------------------------------------------------------------------------------------
 ITEM   MODULE DESCRIPTION     ASIC         UTS             BASE               QUANTITY     UNIT PRICE     EXTENDED PRICE    NOTES
                                            CODE            PART                 CODE       PER MODULE         ($US)         ($US)
-----------------------------------------------------------------------------------------------------------------------------------
 10    Power supply module                                                                                      [*]
       (lower)

-----------------------------------------------------------------------------------------------------------------------------------
 11    Power and Ringing                                                                                        [*]
       module (upper)
-----------------------------------------------------------------------------------------------------------------------------------
 12    Power and Ringing                                                                                        [*]
       module (lower)
-----------------------------------------------------------------------------------------------------------------------------------
 13    Master bus adapter     UT8623      54450108A0    EPM7064LC84              [*]           [*]              [*]
       module
                    ---------------------------------------------------------------------------------------------------------------
                              UT9624      54450109A0    AT89C51-12JC PLCC44      [*]           [*]              [*]
                    ---------------------------------------------------------------------------------------------------------------
                                                                                             Total
-----------------------------------------------------------------------------------------------------------------------------------
 14    Extension bus          UT8602      54450027A0    ACTEL 1020B PLCC84       [*]           [*]              [*]
       adapter Module
                    ---------------------------------------------------------------------------------------------------------------
                              UT8623      54450108A0    EPM7064LC84              [*]           [*]              [*]

                    ---------------------------------------------------------------------------------------------------------------
                              UT9624      54450109A0    AT89C5112JC PLCC44       [*]           [*]              [*]
                    ---------------------------------------------------------------------------------------------------------------
                                                                                             Total              [*]
                    ---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 15    Remote test module     UT8630      54450128A0    ACTEL 1020B PLCC84       [*]           [*]              [*]
                    ---------------------------------------------------------------------------------------------------------------
                              UT9627      54450137A0    AT89C51-12JC PLCC44      [*]           [*]              [*]
                    ---------------------------------------------------------------------------------------------------------------
                                                                                             Total              [*]
                    ---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 16    Maintenance control    UT8628      544501170     EPM7064lc84              [*]           [*]              [*]
       unit
                    ---------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------

                         HFCL and UTStarcom Confidential

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

22

        EXHIBIT "A" PRODUCT ELEMENTS, FPGAS, ASICS, AND PRICING (PAGE 4)


-----------------------------------------------------------------------------------------------------------------------------------
 ITEM   MODULE DESCRIPTION     ASIC         UTS             BASE CODE      QUANTITY     UNIT PRICE     EXTENDED PRICE    NOTES
                               CODE        PART                            PER MODULE     ($US)             ($US)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
 17    Blank faceplate                                                                                         [*]
       for universal slot
-----------------------------------------------------------------------------------------------------------------------------------
 18    Blank faceplate for                                                                                     [*]
       lower power slot
-----------------------------------------------------------------------------------------------------------------------------------
 19    Subrack:                                                                                                [*]
       backplane+shelf
-----------------------------------------------------------------------------------------------------------------------------------
 20    NMS Software                                                              [*]           [*]             [*]            [*]
       (Object on CDROM
       Licensed)
-----------------------------------------------------------------------------------------------------------------------------------
 21    SCM Software and                                                                                        [*]
       Module Firmware
       (Object on CDRO
       Licensed)
-----------------------------------------------------------------------------------------------------------------------------------
 22    User Documentation                                                                                      [*]
       MSWord Files
       Licensed)
-----------------------------------------------------------------------------------------------------------------------------------

Notes

[*]

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

                        EXHIBIT "B" TECHNICAL INFORMATION

[*]

[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential

                  EXHIBIT "C" TERMS OF PAYMENT ASICS AND FPGAS

[*]

                    EXHIBIT "D" TERMS OF PAYMENT NMS SOFTWARE

[*]















[*] * CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

                         HFCL and UTStarcom Confidential